                                                       Deutsche Asset Management




International Equity Institutional (Class I and Class II)

Supplement dated September 29, 2000 (Supplanting Supplement dated June 16, 2000) to Prospectuses dated January 31, 2000

The following replaces the "Pricing Risk" section of the Fund's Class II prospectus:

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we overestimate the value of the securities, you may end up paying too much when you purchase Fund shares. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

The following replaces the first sentence under the "Dividends and Distributions" section of the Fund's Class I and Class II prospectuses:

Dividends and capital gains distributions, if any, are paid at least annually.

              Please Retain This Supplement for Future Reference


SUPP16991700 (9/00)

BT Institutional Funds
CUSIPs:
055924856
055924849


                                                        A Member of the
                                                        Deutsche Bank Group [/]